UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06416

DTF Tax-Free Income 2028 Term Fund Inc.

(Exact name of registrant as specified in charter)

10 South Wacker Drive, Suite 1900, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder	Adam D. Kanter, Esq.
DTF Tax-Free Income 2028 Term Fund Inc.	Mayer Brown LLP
10 South Wacker Drive, Suite 1900	1999 K Street, NW
Chicago, Illinois 60606	Washington, D.C. 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 368-5510

Date of fiscal year end: October 31

Date of reporting period: April 30, 2024

ITEM 1.	REPORTS TO STOCKHOLDERS

(a)  The semi-annual report to stockholders follows.

(b)  Not applicable.

DTF Tax-Free Income

2028 Term Fund Inc.

Semi-Annual Report

April 30, 2024

LETTER TO

SHAREHOLDERS

June 10, 2024

Dear Fellow

Shareholder:

IMPORTANT INFORMATION ABOUT YOUR FUND

FUND DIVIDEND

As of April 30, 2024, DTF Tax-Free Income 2028 Term Fund Inc. (the “DTF Fund” or the “Fund”) was paying a $0.39 per share annualized dividend and had a closing price of $10.83 per share. The Fund’s monthly distribution was maintained at 3.25¢ per share for the previous six months.

On March 6, 2023, the DTF Fund amended its distribution policy to allow the Fund’s monthly distribution to include return of capital as well as net investment income. While a portion of future monthly distributions is expected to come from return of capital, the amended policy enables the Fund to maintain a more stable distribution, which is likely to be supportive of the Fund’s market price. A periodic return of capital also aligns with the short-term nature of the term structure of the Fund. The Fund’s policy of making annual distributions of capital gains is unaffected by this change. Refer to the financial highlights section in this report for further information about the Fund’s distributions and its effect on net asset value.

BENCHMARK CHANGE

Reflective of the Fund’s remaining time horizon under its term structure, its performance benchmark was changed to the Bloomberg 5-Year Municipal Bond Index from the Bloomberg U.S. Municipal Index, effective March 15, 2023.

THE CURRENT MUNICIPAL MARKET ENVIRONMENT

We begin our discussion of the DTF Fund for the six months ended April 30, 2024, with a review of the municipal market environment in which the Fund invests.

It was a tale of two quarters for the six months ended April 30, 2024. Municipal yields initially moved lower (November 2023 to January 2024) as fears of runaway inflation faded and data was supportive of a soft-landing scenario. The Federal Open Market Committee (the “FOMC”), the committee within the Federal Reserve that sets domestic monetary policy, indicated at its November 2023 meeting that they had little confidence that policy was too tight or not tight enough, thereby leading the committee to leave the overnight rate unchanged. The market takeaway was that the FOMC wanted to end the rate-hiking cycle and a rally was born. Softer economic numbers in November and December fueled that speculation and the market continued its move toward lower yields. At the December FOMC meeting the overnight rate was left unchanged; however, Fed Chair Powell offered the consideration of future rate cuts. As 2024 began, the market was anticipating approximately six rate cuts for the year. For the three-months ended January, municipal yields were lower by more than 100 basis points (one basis point is equal to 0.01%) across the curve and three-month returns were positive. As the calendar turned to February, the euphoria was short lived; expectations began to drop as both the fundamental growth path of the economy and inflation data gave the market reasons to pause. By the beginning of April, the broader consensus for rate cut expectations had dropped to only two for 2024. A moderate move up in yields drove total returns into negative territory for the second half of the period (February to April 2024). Across the municipal curve yields were higher by more than 40 basis points but still produced positive returns for the six months ended April 30, 2024. For now, the market remains firmly in “Fed Watch” mode as the data remains challenging for a committee that may want to embark on rate cuts this year.

Yields on the two-year AAA-rated municipal curve moved 45 basis points lower during the six months ended April 30, 2024, while the ten-year and 30-year yields moved 80 basis points and 61 basis points lower, respectively. The Bloomberg U.S. Municipal Index (a broad measure of the municipal market) returned 7.1% for the period. Bonds with maturities longer than 22 years and bonds rated BBB produced the largest gains over the six months ended April 30, 2024, reporting more than 11% and 9%, respectively.

On a relative basis, during the six months ended April 30, 2024, the Bloomberg U.S. Municipal Index (7.1%) outperformed the Bloomberg Treasury Index (3.5%), the Bloomberg U.S. Aggregate Bond Index (5.0%) and the Bloomberg U.S. Government/Credit Index (4.8%) while underperforming the Bloomberg Corporate Index (7.3%).

Municipal issuance through April 2024 was $146 billion, the strongest start to a year since 2007. Monthly issuance has been up on a year-over-year basis. In January, volume rose by 49% year-over-year to $32 billion. In February, volume rose by 57% to $32 billion. In March, volume rose by 17% to $38 billion, and in April volume rose by 21% to $41 billion. The three states with the highest volume of municipal issuance so far this calendar year were California ($25.3 billion), New York ($22.1 billion) and Texas ($19.5 billion). Demand has been steady as mutual funds gained $8.8 billion in inflows and ETFs gained $1.7 billion, according to Lipper. This has aided the market in the digestion of significant supply without causing underperformance.

Credit fundamentals in the municipal market remained mostly sound. State and local governments started their fiscal 2024 with some reserves, giving their credits continued flexibility. This was attributable to the large infusions of federal relief aid, robust property tax assessed valuations, and better-than-expected sales and income tax collections. Some state and local budgets are showing signs of fatigue while others are considering tax relief measures. Credit analysis will be critical as the potential effects of a slowing economy, higher inflation and higher interest rates continue to work through the economy.

While there are increasing indications that an economic downturn lies ahead, municipal credit has typically fared better in a recession than other investment options, as there is a lag between the onset of a recession and when municipalities begin to see their financial positions significantly challenged. That is especially relevant for local municipalities that rely on property tax revenues, as the sizeable increases in housing values across the country are expected to continue to provide a strong source of revenue.

Credit risk premiums (which refer to the additional yield that investors expect to receive as compensation for buying lower- rated securities) were tighter during the six months ended April 30, 2024 for investment grade rated bonds (more so for BBB-rated bonds). Similarly, below investment grade rated credit risk premiums were tighter. Our investment strategy continues to focus on higher quality municipalities that exhibit value for the longer term. While the federal stimulus may have helped bolster the overall economy and municipal fundamentals, we believe that credits are not created equal and need to be analyzed with a longer-term horizon. Municipalities still face serious challenges in funding large capital expenditures to rebuild America’s aging infrastructure, improve pension plan funding, and protect communities against climate change.

LOOKING AHEAD

In our view, municipal bonds will likely be attractive in 2024, fueled by strong investor demand. Absolute rates remain near decade highs, and credit fundamentals remain stable. Supply is likely to remain manageable until interest rates stabilize, creating a favorable imbalance in the supply-demand dynamic. Further, municipals continue to benefit from a lack of correlation to other asset classes, while defaults continue to be rare and well communicated to investors.

THE FUND

In managing the DTF Fund, we continue to emphasize our longstanding investment strategy of investing mostly in higher- quality, investment grade bonds. The portfolio is well distributed along the maturity and credit risk curve, with higher levels of “AA” and “A” rated bonds relative to the Bloomberg Municipal Bond 5 Year Index.

As of April 30, 2024, the Fund held more than 90% of its total assets in municipal bonds rated “A” or higher across multiple sectors and states. The Fund is diversified across various revenue sectors and general obligation bonds. More than 60% of the Fund is invested in revenue bonds as we prefer the dedicated revenue streams and the more settled legal protections these types of bonds have historically offered. Geographically, the Fund is well diversified with exposure to 29 states and the District of Columbia.

Maturity and duration are measures of the sensitivity of a fund’s portfolio of investments to changes in interest rates. More specifically, duration refers to the percentage change in a bond’s price for a given change in rates (typically +/-100 basis points). In general, the greater the duration of a portfolio, the greater is the potential percentage price volatility for a given change in interest rates. As of April 30, 2024, the modified adjusted duration of the Fund’s portfolio of investments was 2.6 years, compared to 3.6 years of the Bloomberg Municipal 5 Year Index

In addition to the risk of disruptions in the broader credit market, the level of interest rates can be a primary driver of bond fund total returns, including the Fund’s returns. As a practical matter, it is not possible for the Fund to be completely insulated from turmoil in the global financial markets, pandemics, or unexpected moves in interest rates. Any sudden or unexpected rise in interest rates would likely reduce the total return of bond funds, since higher interest rates could be expected to depress the valuations of fixed-rate bonds held in a portfolio. Management believes that over the long term, the diversification of the portfolio across multiple states and sectors, in addition to the distribution of assets along the yield curve, positions the Fund to take advantage of future opportunities while limiting credit risk and volatility to some degree.

FUND PERFORMANCE

The following table compares the DTF Fund’s total return to the Bloomberg U.S. Municipal Index and the Bloomberg Municipal Bond 5 Year Index. It is important to note that the index returns stated below include no fees or expenses, whereas the DTF Fund’s NAV returns are net of fees and expenses.

Total Return[1] For the period indicated through April 30, 2024
	Six Months	One Year	Five Years (annualized)	Ten Years (annualized)
DTF Tax-Free Income 2028 Term Fund Inc.
Market Value[2]	4.9%	2.1%	-1.1%	1.0%
Net Asset Value[3]	3.5%	0.3%	-1.3%	1.1%
Bloomberg Municipal Bond 5 Year Index[4]	4.1%	1.6%	1.1%	1.6%
Bloomberg U.S. Municipal Index[5]	7.1%	2.1%	1.3%	2.4%
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than the performance in historical periods.
[2]

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the DTF Fund’s dividend reinvestment plan. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses and taxes are not reflected in the above calculations, your total return net of brokerage and tax expense would be lower than the total returns on market value shown in the table. Source: Administrator of the DTF Fund.

[3]

Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the DTF Fund’s expenses (ratios detailed on page 14 of this report) reduce the DTF Fund’s NAV, they are already reflected in the DTF Fund’s total return on NAV shown in the table. NAV represents the underlying value of the DTF Fund’s net assets, but the market price per share may be higher or lower than the NAV. Source: Administrator of the DTF Fund.

[4]

The Bloomberg Municipal Bond 5 Year Index is the 5 Year component of the Bloomberg U.S. Municipal Index. It is designed to measure the four-to-six-year area of the tax-exempt bond market. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment. Source: Bloomberg.

[5]

The Bloomberg U.S. Municipal Index is a market capitalization-weighted index that is designed to measure the long-term tax-exempt bond market. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment. Source: Bloomberg.

BOARD OF DIRECTORS MEETINGS

At the regular March and June 2024 meetings of the DTF Fund’s Board of Directors, the Board authorized the following monthly dividends:

Cents Per Share	Record Date	Payable Date	Cents Per Share	Record Date	Payable Date
3.25	April 15	April 30	3.25	July 15	July 31
3.25	May 15	May 31	3.25	August 15	August 30
3.25	June 17	June 28	3.25	September 16	September 30

ABOUT YOUR FUND

The Fund’s investment objective is current income exempt from regular federal income tax consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its total assets) in a diversified portfolio of investment-grade tax-exempt obligations. The Fund may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in a single industry; provided that, for purposes of this restriction, tax exempt securities of issuers that are states, municipalities or their political subdivisions are not considered to be the securities of issuers in any single industry.

PORTFOLIO MANAGEMENT TEAM

On March 15, 2024, Dusty L. Self was appointed by the Fund’s Board of Directors as Chief Investment Officer and Phillip Hooks, CFA, was added to the Fund’s portfolio management team.

Ms. Self has been the Fund’s lead portfolio manager since June of 2023 and has served as a Vice President and portfolio manager of the Fund since 2022. Ms. Self has more than 30 years of experience focused on investment grade municipal strategies. Mr. Hooks brings 19 years of industry experience, concentrated in portfolio management and municipal bond research. Both Ms. Self and Mr. Hooks are “dual hatted” employees of Seix Investment Advisors (“Seix”) and Duff & Phelps Investment Management Co., the Fund’s investment adviser. Seix is a division of Virtus Fixed Income Advisors, LLC. Each of these entities is an affiliate of Virtus Investment Partners, Inc.

It is a privilege and honor to serve you and we are excited for the future.

Dusty L. Self Vice President and Chief Investment Officer	David D. Grumhaus, Jr. President and Chief Executive Officer

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein, are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The DTF Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

SCHEDULE OF INVESTMENTS

April 30, 2024

(Unaudited)

Principal Amount (000)	Description (a)	Value
LONG-TERM MUNCIPAL BOND INVESTMENTS—96.1%
	Alabama—1.2%
$1,000	Jefferson Cnty. Swr. Rev., 5.00%, 10/01/28	$1,063,757

	Arizona—1.9%
650	Arizona St. Hlth. Fac. Auth. Rev., HonorHealth Hosp. Proj., 5.00%, 12/01/42	654,220
1,000	Maricopa Cnty. Indl. Dev. Auth. Rev., Banner Hlth., 4.00%, 1/01/34	1,006,340

		1,660,560

	Arkansas—1.1%
400	Bentonville Sales & Use Tax Rev., 5.00%, 11/01/24	402,083
505	Bentonville Sales & Use Tax Rev., 5.00%, 11/01/26	522,732

		924,815

	California—3%
330	California St. Hlth. Facs. Fin. Auth. Rev., Providence St. Joseph Hlth., 4.00%, 10/01/36	324,046
1,660	California St. Hlth. Facs. Fin. Auth. Rev., Sutter Hlth., 5.00%, 11/15/46 Prerefunded 11/15/25 @ $100 (b)	1,701,993
500	Los Angeles Unified Sch. Dist. Gen. Oblig., 5.00%, 7/01/25	509,199

		2,535,238

	Colorado—6.6%
1,000	Denver City and Cnty. Arpt. Rev., 5.50%, 11/15/30	1,115,426
2,150	Public Auth. for Colorado Energy, Natural Gas Purch. Rev., 6.25%, 11/15/28	2,262,760
1,000	Regl. Transprtn. Dist. (Colorado) COP, 5.00%, 6/01/26	1,032,244
1,200	Regl. Transprtn. Dist. (Colorado), Denver Transit Partners Eagle P3 Proj. Rev., 5.00%, 1/15/28	1,255,782

		5,666,212

	Connecticut—5.4%
500	Connecticut St. Gen. Oblig., 5.00%, 1/15/26	514,171

Principal Amount (000)	Description (a)	Value
$ 935	Connecticut St. Gen. Oblig., 5.00%, 9/15/35	$ 997,139
730	Connecticut St. Gen. Oblig., 4.00%, 4/15/38	732,722
1,415	Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Yale Univ., 5.00%, 7/01/40 (Mandatory put 2/01/28)	1,513,000
550	Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Yale-New Haven Hosp., 5.00%, 7/01/48	550,125
390	Connecticut St. Hsg. Auth. Rev., 3.00%, 5/15/33	346,915

		4,654,072

	District of Columbia—0.9%
750	Washington Met. Area Transit Auth. Rev., 5.00%, 7/15/24	751,635

	Florida—17.6%
780	Brevard Cnty. Sch. Brd. Ref. COP, 5.00%, 7/01/32	818,190
1,020	Florida St. Atlantic Univ. Fin. Corp. Capital Impt. Rev., 5.00%, 7/01/25	1,035,625
1,000	Hillsborough Cnty. Aviation Auth. Rev., Tampa Int’l. Arpt., 5.00%, 10/01/44 Prerefunded 10/01/24 @ $100 (b)	1,003,084
700	Jacksonville Spl. Rev., 5.00%, 10/01/25	714,663
500	Jacksonville Spl. Rev., 5.00%, 10/01/26	518,773
500	Marion Cnty. Sch. Brd. COP, 5.00%, 6/01/27, AGM	525,489
1,080	Miami Beach Hlth. Facs. Auth. Rev., Mt. Sinai Med. Ctr., 5.00%, 11/15/39	1,082,081
500	Miami Beach Redev. Agy. Rev., 5.00%, 2/01/40, AGM	500,015
1,250	Miami-Dade Cnty. Ed. Facs. Auth. Rev., Univ. of Miami, 5.00%, 4/01/45	1,252,891
2,220	Miami-Dade Cnty. Sch. Brd. Ref. COP, 5.00%, 2/01/34	2,266,512
2,035	Seminole Cnty. Sales Tax Rev., 5.25%, 10/01/31, NRE	2,272,806
2,190	Seminole Cnty. Sch. Brd. COP, 5.00%, 7/01/33	2,242,546

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2024

(Unaudited)

Principal Amount (000)	Description (a)	Value
$ 830	S. Florida Wtr. Mgmt. Dist. COP, 5.00%, 10/01/35	$ 847,621

		15,080,296

	Illinois—11.8%
500	Chicago Multi-Family Hsg. Rev., Paul G. Stewart (Phases I and II), 4.90%, 3/20/44, FHA	500,016
250	Chicago Sales Tax Rev., 5.00%, 1/01/30 Prerefunded 1/01/25 @ $100 (b)	252,074
250	Chicago Wtrwks. Rev., 5.00%, 11/01/30	258,690
665	Chicago Wtrwks. Rev., 5.25%, 11/01/32, AGM	704,875
250	Chicago Wtrwks. Rev., 5.00%, 11/01/36, AGM	261,464
865	Chicago Wtrwks. Rev., 5.00%, 11/01/44	867,078
1,100	Cook Cnty. Gen. Oblig., 5.00%, 11/15/24	1,106,842
170	Illinois St. Fin. Auth. Rev., Advocate Hlth. Care Network, 5.00%, 5/01/45 Prerefunded 5/01/25 @ $100 (b)	171,910
1,055	Illinois St. Fin. Auth. Rev., Advocate Hlth. Care Network, 5.00%, 5/01/45 Prerefunded 5/01/25 @ $100 (b)	1,066,852
525	Illinois St. Fin. Auth. Rev., Northwestern Memorial Hlthcare., 5.00%, 9/01/42 Prerefunded 9/01/24 @ $100 (b)	526,697
160	Illinois St. Gen. Oblig., 5.00%, 11/01/26	164,996
1,000	Illinois St. Gen. Oblig., 5.00%, 2/01/27	1,034,180
2,020	Illinois St. Gen. Oblig., 5.50%, 1/01/29	2,191,069
1,000	Univ. of Illinois Aux. Facs. Sys. Rev., 5.00%, 4/01/34	981,277

		10,088,020

	Indiana—0.3%
240	Indiana St. Fin. Auth. Hosp. Rev., Indiana Univ. Hlth., 5.00%, 12/01/28	241,489

Principal Amount (000)	Description (a)	Value
	Kentucky—5%
$ 3,180	Kentucky St. Tpk. Auth., Econ. Dev. Road Rev., 5.00%, 7/01/26	$ 3,283,427
1,000	Rural Wtr. Financing Agy. Public Projs. Rev., City of Millington, Tenn., 3.70%, 5/01/27	998,763

		4,282,190

	Maine—0.8%
725	Maine St. Hlth. & Hgr. Edl. Facs. Auth. Rev., 5.00%, 7/01/33	725,172

	Maryland—1.2%
1,000	Maryland St. Hlth. & Hgr. Edl. Facs. Auth. Rev., Luminis Hlth., 5.00%, 7/01/39 Prerefunded 7/01/24 @ $100 (b)	1,001,346

	Massachusetts—2.6%
1,945	Massachusetts St. Gen. Oblig., 5.50%, 8/01/30, AMBAC	2,211,506

	Michigan—3.2%
1,630	Great Lakes Wtr. Auth., Sewage Disposal Sys. Rev., 5.00%, 7/01/33	1,682,357
550	Michigan St. Fin. Auth. Rev., Corewell Hlth., 5.00%, 11/01/44	555,644
540	Michigan St. Bldg. Auth. Rev., 4.00%, 10/15/36	545,318

		2,783,319

	Minnesota—0.2%
200	Minnesota St. Hsg. Fin. Agy., 2.70%, 7/01/44	145,662

	Nebraska—2.4%
1,925	Omaha Gen. Oblig., 5.25%, 4/01/27	2,035,113

	New Jersey—2.6%
820	New Jersey St. COVID-19 Gen. Oblig. Emergency Bonds, 5.00%, 6/01/26	847,124

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2024

(Unaudited)

Principal Amount (000)	Description (a)	Value
$ 295	New Jersey St. COVID-19 Gen. Oblig. Emergency Bonds, 4.00%, 6/01/31	$ 313,005
1,000	New Jersey St. Transprtn. Trust Fund Auth. Rev., 5.00%, 12/15/28	1,071,404

		2,231,533

	New York—3.3%
750	New York St. Dorm. Auth., Personal Inc. Tax Rev., 5.00%, 03/15/28	802,010
2,035	New York St. Dorm. Auth., Personal Inc. Tax Rev., 5.00%, 03/15/31	2,055,245

		2,857,255

	North Carolina—1.1%
925	North Carolina St. Tpk. Auth. Rev., Monroe Expressway Sys., 5.00%, 01/01/25	934,044

	Oklahoma—4%
1,345	Creek Cnty. Edl. Facs. Auth. Rev., 5.00%, 9/01/25, BAM	1,368,632
2,000	Oklahoma St. Capitol Impt. Auth., St. Facs. Rev., 5.00%, 7/01/26	2,067,257

		3,435,889

	Oregon—1.9%
570	Port of Portland Intl. Arpt. Rev., 5.00%, 7/01/32	570,589
1,000	Washington Cnty. Sch. Dist. 48J (Beaverton), Gen. Oblig. 5.00%, 6/15/36	1,039,410

		1,609,999

	Pennsylvania—0.4%
315	Pittsburgh Gen. Oblig., 5.00%, 9/01/26	326,694

	Rhode Island—1.2%
1,070	Rhode Island St. Clean Wtr. Fin. Agy., Wtr. Poll. Control Rev., 5.00%, 10/01/32 Prerefunded 10/01/24 @ $100 (b)	1,075,057

Principal Amount (000)	Description (a)	Value
	South Carolina—0.3%
$ 290	SCAGO Edl. Facs. Corp. Rev., Pickens Cnty. Sch. Dist., 5.00%, 12/01/24	$ 291,726

	Tennessee—2.7%
250	Chattanooga-Hamilton Cnty. Hosp. Auth. Rev., Erlanger Hlth. Sys., 5.00%, 10/01/34	250,673
1,000	Memphis-Shelby Cnty. Arpt. Auth. Rev., 5.00%, 7/01/26	1,031,214
1,000	Met. Govt. of Nashville and Davidson Cnty. Elec. Rev., 5.00%, 5/15/28	1,075,638

		2,357,525

	Texas—8.8%
350	Arlington Hgr. Ed. Fin. Corp. Ed. Rev., Trinity Basin Preparatory Inc., 5.00%, 8/15/26, PSF	361,066
600	Bexar Cnty. Hosp. Dist. Gen. Oblig., 5.00%, 2/15/25	605,937
670	Dallas Area Rapid Transit Rev., 5.00%, 12/01/41 Prerefunded 12/01/25 @ $100 (b)	687,061
540	Fort Bend Cnty. Pub. Fac. Corp. Lease Rev., 5.00%, 3/01/25	546,335
340	Fort Bend Cnty. Pub. Fac. Corp. Lease Rev., 5.00%, 3/01/26	349,285
1,250	Grand Pkwy. Transprtn. Corp. Rev., 5.00%, 10/01/52 (Mandatory put 4/01/28)	1,313,205
1,000	Midland Indep. Sch. Dist. Gen. Oblig., 5.00%, 2/15/50, PSF	1,029,742
735	New Braunfels Utility Sys. Rev., 5.00%, 7/01/28	787,387
1,505	North Texas Twy. Auth. Rev., 7.00%, 9/01/43 Prerefunded 9/01/31 @ $100 (b)	1,836,959

		7,516,977

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2024

(Unaudited)

Principal Amount (000)	Description (a)	Value
	Vermont—0.6%
$ 500	Vermont St. Edl. and Hlth. Bldg. Fin. Agy. Rev., Univ. of Vermont Med. Center, 5.00%, 12/01/35	$ 510,385

	Washington—1.5%
1,260	Port of Seattle Rev., 5.00%, 5/01/32	1,295,797

	Wisconsin—2.5%
1,400	Wisconsin St. Pub. Fin. Auth. Hosp. Rev., Renown Reg. Med. Ctr., 5.00%, 6/01/40	1,414,692
250	Wisconsin St. Pub. Fin. Auth., Solid Waste Disp. Rev., 2.875%, 5/01/27	240,149
495	Wisconsin St. Pub. Fin. Auth., Tax-Exempt Pooled Secs. Rev., 4.00%, 8/01/59 (Mandatory put 7/01/26)	487,600

		2,142,441

	Total Long-Term Investments (Cost $82,972,647)	$82,435,724

SHORT-TERM MUNICIPAL BOND INVESTMENTS—2.2%
	Massachusetts—1%
850	Quincy Gen. Oblig., 4.50%, 7/05/24	850,190

	New Jersey—1.2%
1,000	Gloucester Cnty. Impt. Auth. Rev., Rowan Univ., 4.00%, 2/27/25	1,000,824

	Total Short-Term Investments (Cost $1,855,417)	$1,851,014

	TOTAL INVESTMENTS—98.3%
	(Cost $84,828,064)	84,286,738
	Other assets less liabilities—1.7%	1,448,348

	NET ASSETS—100%	$85,735,086

(a)	The following abbreviations are used in the portfolio descriptions:

AGM—Assured Guaranty Municipal Corp.*

AMBAC—Ambac Assurance Corporation*

BAM—Build America Mutual Assurance Company*

COP—Certificate of Participation

FHA—Federal Housing Authority*

NRE—National Public Finance Guarantee Corporation*

PSF—Texas Permanent School Fund*

*	Indicates an obligation of credit support, in whole or in part.
(b)	Prerefunded issues are secured by escrowed cash, U.S. government obligations, or other securities.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical securities
Level 2—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
Level 3—	significant unobservable inputs (including the Investment Adviser’s Valuation Committee’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at April 30, 2024:

Level 2
Municipal bonds	$84,286,738

There were no Level 1 or Level 3 priced securities held and there were no transfers into or out of Level 3.

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2024

(Unaudited)

Summary of Ratings

as a Percentage of Long-Term Investments

Rating **	%
AAA	5.3
AA	50.3
A	36.5
BBB	4.5
BB	0.0
B	0.0
NR	3.4

100.0

**

Individual ratings are grouped based on the lower rating of Standard & Poor’s Financial Services LLC (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) and are expressed using the S&P ratings scale. If a particular security is rated by either S&P or Moody’s, but not both, then the single rating is used. If a particular security is not rated by either S&P or Moody’s, then a rating from Fitch Ratings, Inc. is used, if available. The Fund does not evaluate these ratings but simply assigns them to the appropriate credit quality category as determined by the ratings agencies, as applicable. Securities that have not been rated by S&P, Moody’s or Fitch totaled 3.4% of the portfolio at the end of the reporting period.

Portfolio Composition

as a Percentage of Long-Term Investments

%
General Obligation	17.6
Leasing	14.3
Special Tax	11.4
Pre-Refunded	11.3
Transportation	10.8
Healthcare	9.6
Water & Sewer	7.1
Education	6.9
Electric & Gas	5.0
Airport	3.3
Other	2.7

100.0

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2024

(Unaudited)

ASSETS:

Investments, at value (cost $84,828,064)	$84,286,738

Cash	2,444,935

Receivables:

Securities sold	1,037,477

Interest receivable	1,100,292

Prepaid expenses	16,530

Total assets	88,885,972

LIABILITIES:

Payable for securities purchased	3,069,140

Investment advisory fee (Note 3)	35,269

Administrative fee (Note 3)	9,875

Accrued expenses	36,602

Total liabilities	3,150,886

NET ASSETS	$85,735,086

CAPITAL:

Common stock ($0.01 par value per share; 599,996,750 shares authorized, 7,029,567 issued and outstanding)	$70,296

Additional paid-in capital	95,529,361

Total distributable earnings (accumulated losses)	(9,864,571)

Net assets	$85,735,086

NET ASSET VALUE	$12.20

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2024

(Unaudited)

INVESTMENT INCOME:

Interest	$1,483,828

EXPENSES:

Investment advisory fees (Note 3)	214,801

Administrative fees (Note 3)	60,144

Professional fees	59,645

Reports to shareholders	37,310

Transfer agent fees	27,520

Custodian fees	17,340

Directors’ fees	5,793

Other expenses	16,105

Total expenses	438,658

Net investment income	1,045,170

REALIZED AND UNREALIZED GAIN (LOSS):

Net realized loss on investments	(458,999)

Net change in unrealized appreciation/depreciation on investments	2,323,783

Net realized and unrealized gain on investments	1,864,784

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,909,954

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended April 30, 2024 (Unaudited)		For the year ended October 31, 2023

OPERATIONS:

Net investment income	$1,045,170		$1,559,036

Net realized loss	(458,999)		(3,033,787)

Net change in unrealized appreciation/depreciation	2,323,783		4,553,630

Net increase in net assets applicable to common stock resulting from operations	2,909,954		3,078,879

DISTRIBUTIONS TO STOCKHOLDERS:

Net investment income	(1,045,720	)*	(2,109,212)

In excess of net investment income	(325,046	)*	—

Return of capital	—	*	(632,324)

Decrease in net assets from distributions to stockholders	(1,370,766)		(2,741,536)

Total increase in net assets	1,539,188		337,343

NET ASSETS:

Beginning of period	84,195,898		83,858,555

End of period	$85,735,086		$84,195,898

*	Allocations to net investment income, net realized gain and/or return of capital will be determined at fiscal year end.

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):

	For the six months ended April 30, 2024 (Unaudited)	For the year ended October 31,
PER SHARE DATA:		2023	2022	2021	2020	2019

Net asset value, beginning of period	$11.98	$11.93	$15.72	$15.79	$15.75	$14.62

Net investment income	0.15	0.22	0.33	0.43	0.44	0.39

Net realized and unrealized gain (loss)	0.27	0.22	(3.57)	(0.01)	0.08	1.29

Net increase (decrease) from investment operations applicable to common stock	0.42	0.44	(3.24)	0.42	0.52	1.68

Distributions on common stock:

Net investment income	(0.15)	(0.30)	(0.39)	(0.49)	(0.48)	(0.43)

In excess of net investment income	(0.05)	—	—	—	—	—

Net realized gains	—	—	(0.16)	— (1)	— (1)	(0.12)

Return of capital	—	(0.09)	—	—	—	—

Total distributions	(0.20)	(0.39)	(0.55)	(0.49)	(0.48)	(0.55)

Net asset value, end of period	$12.20	$11.98	$11.93	$15.72	$15.79	$15.75

Per share market value, end of period	$10.83	$10.51	$10.79	$14.26	$14.21	$14.18

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:

Operating expenses	1.02%*	2.72%	3.13%	2.37%	2.27%	2.87%

Operating expenses, without leverage	1.02%*	1.18%	1.32%	1.46%	1.17%	1.14%

Net investment income	2.44%*	1.79%	2.39%	2.57%	2.83%	2.58%

SUPPLEMENTAL DATA:

Total return on market value(2)	4.91%	0.91%	(21.04)%	3.62%	3.62%	19.70%

Total return on net asset value(2)	3.46%	3.62%	(21.10)%	2.54%	3.39%	11.67%

Portfolio turnover rate	25%	27%	7%	10%	13%	10%

Net assets applicable to common stock, end of period (000’s omitted)	$85,735	$84,196	$83,859	$110,483	$134,501	$134,205

Preferred stock outstanding, end of period (000’s omitted)(3)	—	—	$65,000	$65,000	$65,000	$65,000

Asset coverage on preferred stock(4)	—	—	$229,013	$269,973	$306,925	$306,469

Asset coverage ratio on preferred stock(5)	—	—	229%	270%	307%	306%

*	Annualized
(1)	Amount per share is less than $0.01.
(2)

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses and taxes are not reflected in the above calculations, your total return net of brokerage and tax expense would be lower than the total return on market value shown in the table. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

(3)	The Fund’s preferred stock was voluntarily redeemed in full during the year ended October 31, 2023.
(4)

Represents value of net assets applicable to common stock plus preferred stock outstanding at period end divided by the preferred stock outstanding at period end, calculated per $100,000 liquidation preference per share of preferred stock.

(5)	Represents value of net assets applicable to common stock plus preferred stock outstanding at period end divided by the preferred stock outstanding at period end.

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

NOTES TO FINANCIAL STATEMENTS

April 30, 2024

(Unaudited)

Note 1. Organization

DTF Tax-Free Income 2028 Term Fund Inc. (formerly known as DTF Tax-Free Income Inc.) (the “Fund”) was incorporated under the laws of the State of Maryland on September 24, 1991. The Fund commenced operations on November 29, 1991 as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is current income exempt from regular federal income tax consistent with preservation of capital.

The Fund will terminate on or before March 1, 2028 unless (i) within 12 months prior to that date, the Fund conducts a tender offer for all of its outstanding shares at 100% of their net asset value, (ii) the results of the tender offer leave the Fund with net assets of at least $75 million and (iii) a majority of the entire Board of Directors votes to reinstate the Fund’s perpetual existence.

Note 2. Significant Accounting Policies

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification (“ASC”) Topic 946 applicable to Investment Companies.

The following are the significant accounting policies of the Fund.

A. Investment Valuation: Debt securities are generally valued based on the evaluated bid using prices provided by one or more dealers regularly making a market in that security, an independent pricing service, or quotes from broker-dealers, when such prices are believed to reflect the fair value of such securities and are generally classified as Level 2. The relative liquidity of some securities in the Fund’s portfolio may adversely affect the ability of the Fund to accurately value such securities. The Fund’s Board of Directors has designated the Investment Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. Any securities for which it is determined that market prices are unavailable or inappropriate are fair valued using the Investment Adviser’s Valuation Committee’s own assumptions and are classified as Level 2 or 3 based on the valuation inputs.

B. Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method. Premiums on securities are amortized over the period remaining until first call date, if any, or if none, the remaining life of the security and discounts are accreted over the remaining life of the security for financial reporting purposes.

C. Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund’s U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State and local tax returns and/or other filings may be subject to examination for different periods, depending upon the rules of each applicable jurisdiction.

D. Dividends and Distributions: The Fund declares and pays dividends on its common stock monthly from net investment income. Net capital gains, if any, in excess of capital loss carryforwards are expected to be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2024

(Unaudited)

The amount and timing of distributions are generally determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

E. Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 3. Agreements and Management Arrangements

A. Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The investment advisory fee is payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

B. Administrator: The Fund has an Administration Agreement with Robert W. Baird & Co. Incorporated (the “Administrator” or “Baird”). The administration fee is payable quarterly at an annual rate of 0.14% of the Fund’s average weekly net assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

C. Directors: The Fund pays each director not affiliated with the Adviser an annual fee. Total fees paid to directors for the six months ended April 30, 2024 were $5,793.

Note 4. Investment Transactions

Purchases and sales of investment securities for the six months ended April 30, 2024 were $21,075,027, and $21,061,276, respectively.

Note 5. Federal Tax Information

At April 30, 2024, the approximate federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
$84,827,514	$455,388	$(996,164)	$(540,776)

Note 6. Remarketable Variable Rate MuniFund Term Preferred Shares

During the year ended October 31, 2023, the Fund voluntarily redeemed all 650 of its Series 2050 Remarketable Variable Rate MuniFund Term Preferred Shares (“RVMTP Shares”): 250 shares on November 16, 2022, 250 shares on June 15, 2023, and 150 shares on July 31, 2023. Each RVMTP Share was redeemed at 100% of its liquidation preference of $100,000 per share plus accrued dividends. The RVMTP Shares were a floating-rate form of preferred stock originally issued on November 2, 2020 in a private placement. Effective with the redemption of 150 RVMTP Shares on July 31, 2023, the Fund maintains no leverage.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2024

(Unaudited)

Note 7. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the directors who are not “interested persons” of the Fund, as defined in section 2(a)(19) of the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. To assist the Board with this responsibility, the Board has appointed a Contracts Committee, which is composed of the Independent Directors of the Fund and acts under a written charter that was most recently amended on December 17, 2015. A copy of the charter is available on the Fund’s website at www.dpimc.com/dtf and in print to any shareholder, upon request.

The Contracts Committee, assisted by the advice of independent legal counsel, conducted an annual review of the terms of the Fund’s contractual arrangements, including the investment advisory agreement with Duff & Phelps Investment Management Co. (the “Adviser”). Set forth below is a description of the Contracts Committee’s annual review of the Fund’s investment advisory agreement, which provided the material basis for the Board’s decision to continue the investment advisory agreement.

In the course of the Contracts Committee’s review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to requests made by independent counsel on behalf of the Contracts Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:

Nature, extent, and quality of services. The Contracts Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Contracts Committee with a copy of its most recent investment adviser registration form (Form ADV). In evaluating the quality of the Adviser’s services, the Contracts Committee noted the various complexities involved in the operations of the Fund and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Contracts Committee also considered the Fund’s investment performance as discussed below. The Contracts Committee also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. The Contracts Committee also considered the consistent quality of the services being provided by the Adviser. In light of the foregoing, the Contracts Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment performance of the Fund and the Adviser. The Contracts Committee reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Contracts Committee utilized data provided by the Adviser and a report from Broadridge (“Broadridge”), an independent provider of investment company data. As reported by Broadridge, the Fund’s net asset value (“NAV”) total return ranked below the median among all leveraged closed-end general and insured municipal debt funds for the 1-, 3- and 5-year periods ended June 30, 2023. The Adviser provided the Contracts Committee with performance information for the Fund for various periods, measured against two benchmarks: the Bloomberg U.S. Municipal Index and the Lipper Leveraged Municipal Debt Funds Average (the Fund’s category as determined by Thomson Reuters Lipper). The Committee noted that the Fund’s NAV total return and market value total return had each underperformed the Bloomberg U.S. Municipal Index for the 1-, 3- and 5-year periods ended June 30, 2023. The Committee further noted that the Fund’s total return on both an NAV basis and market value basis had underperformed compared to the Lipper Leveraged Municipal Debt Fund Average for the 1-, 3- and 5-year periods ended June 30, 2023. In evaluating the Fund’s performance, the Contracts Committee further considered the Adviser’s explanation that the fixed-income investments comprising certain of the benchmarks include higher yielding, lower-quality bonds in which the Fund is not permitted to invest.

Costs of services and profits realized. The Contracts Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Contracts Committee retained Broadridge to furnish a report comparing the Fund’s management fee (defined as the sum of the advisory fee and administration fee) and other expenses to the similar expenses of other municipal debt funds selected by Broadridge (the “Broadridge expense group”). The Contracts Committee reviewed, among other things, information provided by Broadridge comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (reflecting fee waivers, if any) as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its Broadridge expense group. Based on the data provided on management fee rates, the Contracts Committee noted that: (i) the Fund’s contractual management fee rate at a common asset level was slightly above but close to the median of its Broadridge expense group; (ii) the actual total expense rate was higher than the median of its Broadridge expense group on the basis of assets attributable to common stock and on a total asset basis; and (iii) the actual management fee rate was higher than the median of its Broadridge expense group on the basis of assets attributable to common stock, but in line with the median on a total asset basis.

In reviewing expense ratio comparisons between the Fund and other funds in the peer group selected by Broadridge, the Contracts Committee considered leverage-related expenses separately from other expenses. The Contracts Committee noted that the Broadridge report was for the period ended June 30, 2023, which included such leverage-related expenses; however it was also noted that the Fund had subsequently ceased using leverage following the redemption of all of the Fund’s outstanding preferred shares on July 31, 2023. The Contracts Committee noted that leverage-related expenses are not conducive to direct comparisons between funds, because the leverage-related expenses on a fund’s income statement are significantly affected by the amount, type and tenor of the leverage used by each fund, among other factors, and considered the Adviser’s report indicating that the tenor of the Fund’s leverage, as well as the relatively smaller size of the Fund as compared to many other funds in its peer group, were the primary drivers of the difference between the Fund’s investment-related expenses and those of other funds in the Broadridge peer group. Also, unlike all the other expenses of the Fund (and other funds) which are incurred in return for a service, leverage expenses are incurred in return for the receipt of additional capital that is then invested by the Fund (and other funds using leverage) in additional portfolio securities that produce revenue directly offsetting the leverage expenses. Accordingly, in evaluating the cost of the Fund’s leverage, the Contracts Committee considered the specific benefits to the Fund’s common shareholders of maintaining such leverage, noting that the Fund’s management and the Board regularly monitor the amount, form, terms and risks of the Fund’s leverage.

The Adviser also furnished the Contracts Committee with copies of its financial statements, and the financial statements of its parent company, Virtus Investment Partners, Inc. The Adviser also provided information regarding the revenue and expenses related to its management of the Fund, and the methodology used by the Adviser in allocating such revenue and expenses among its various clients. In reviewing those financial statements and other materials, the Contracts Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was reasonable in light of the services rendered to the Fund. The Contracts Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Contracts Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

Economies of scale. The Contracts Committee considered whether the Fund has appropriately benefited from any economies of scale. The Contracts Committee concluded that currently the Fund is not sufficiently large to realize benefits from economies of scale with fee breakpoints. The Contracts Committee encouraged the Adviser to continue to work towards reducing costs by leveraging relationships with service providers across the complex of funds advised by the Adviser.

Comparison with other advisory contracts. The Contracts Committee also received comparative information from the Adviser with respect to its standard fee schedule for investment advisory clients other than the Fund. The Contracts Committee noted that, among all accounts managed by the Adviser, the Fund’s advisory fee rate is higher than the Adviser’s standard fee schedule. However, the Contracts Committee noted that the services provided by the Adviser to the Fund are significantly more extensive and demanding than the services provided by the Adviser to its non-investment company, institutional accounts. Specifically, in providing services to the Fund, the Contracts

Committee considered that the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and New York Stock Exchange requirements, (2) provide for external reporting (including semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base consisting of thousands of investors, (6) manage the use of financial leverage and respond to changes in the financial markets and regulatory environment that could affect the amount and type of the Fund’s leverage and (7) respond to unanticipated issues in the financial markets or regulatory environment that can impact the Fund. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the Contracts Committee concluded that the management fees charged to the Fund are reasonable compared to those charged to other clients of the Adviser, when the nature and scope of the services provided to the Funds are taken into account. Furthermore, the Contracts Committee noted that many of the Adviser’s other clients would not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.

Indirect benefits. The Contracts Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund, and enhanced reputation that may aid in obtaining new clients. As a fixed-income fund, the Contracts Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes.

Conclusion. Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Contracts Committee concluded that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders. Accordingly, the Contracts Committee recommended to the full Board that the investment advisory agreement with the Adviser be continued for a one-year term ending March 1, 2025. On December 13, 2023, the Contracts Committee presented its recommendations, and the criteria on which they were based, to the full Board, whereupon the Board, including all of the Independent Directors voting separately, accepted the Contracts Committee’s recommendations and unanimously approved the continuation of the current investment advisory agreement with the Adviser for a one-year term ending March 1, 2025.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

Although the Fund does not typically hold voting securities, a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website www.dpimc.com/dtf or on the SEC’s website www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) as an exhibit to Form NPORT-P. The Fund’s Form NPORT-P is available on the SEC’s website at www.sec.gov. In addition, the Fund’s schedule of portfolio holdings is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website at www.dpimc.com/dtf.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

REPORT ON ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Annual Meeting of Shareholders of the Fund was held on March 11, 2024. The following is a description of each matter voted upon at the meeting and the number of votes cast on each matter:

	Shares Voted For	Shares Withheld
1. Election of directors*
To elect two directors to serve until the Annual Meeting in the year indicated below or until their successors are duly elected and qualified:
Donald C. Burke (2027)	4,609,014	974,110
Eileen A. Moran (2027)	4,598,632	984,492

*	Directors whose term of office continued beyond this meeting are as follows: Mareilé B. Cusack, Philip R. McLoughlin, Geraldine M. McNamara and David J. Vitale.

Board of Directors

David J. Vitale Chair

Eileen A. Moran Vice Chair

Donald C. Burke

Mareilé B. Cusack

Philip R. McLoughlin

Geraldine M. McNamara

Officers

David D. Grumhaus, Jr. President and Chief Executive Officer

Daniel J. Petrisko, CFA Executive Vice President and Assistant Secretary

Dusty L. Self Vice President and Chief Investment Officer

Alan M. Meder, CFA, CPA Treasurer and Assistant Secretary

Kathleen L. Hegyi Chief Compliance Officer

Kathryn L. Santoro Secretary

Dianna P. Wengler Vice President and Assistant Secretary

Timothy P. Riordan Vice President

DTF Tax-Free Income 2028 Term Fund Inc.

Common stock traded on the New York

Stock Exchange under the symbol DTF

Investment Adviser

Duff & Phelps Investment Management Co.

10 South Wacker Drive, Suite 1900

Chicago, lL 60606

(312) 368-5510

Administrator

Robert W. Baird & Co. Incorporated

500 West Jefferson Street

Louisville, KY 40202

(833) 604-3163

Transfer Agent and Dividend Disbursing Agent

Equiniti Trust Company, LLC

48 Wall Street, 23rd Floor

New York, NY 10005

(866) 668-8552

Custodian

State Street Bank and Trust Company

Legal Counsel

Mayer Brown LLP

Independent Registered Public Accounting Firm

Ernst & Young LLP

ITEM 2.	CODE OF ETHICS.

Response not required for semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Response not required for semi-annual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Response not required for semi-annual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Response not required for semi-annual report.

ITEM 6.	INVESTMENTS.

Included as part of the report to stockholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Response not required for semi-annual report.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In this Item 8, the term “Fund” refers to the registrant, DTF Tax-Free Income 2028 Term Fund Inc.

The Fund’s Portfolio Managers

A team of investment professionals employed by Seix Investment Advisors LLC, a division of Virtus Fixed Income Advisers, LLC, (“Seix”), an affiliate of Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), is responsible for the day-to-day management of the Fund’s portfolio. The investment professionals are dual hatted employees of the Adviser and Seix, each of which is a subsidiary and affiliated manager of Virtus Investment Partners, Inc. (“Virtus”). The members of that investment team and their respective roles, as of June 21, 2024, are as follows:

Dusty L. Self, Chief Investment Officer of the Fund since March 2024 and Vice President since 2022, has served on the Fund’s portfolio management team since 2022. She is Managing Director and Senior Portfolio Manager – Tax-Exempt Assets for Seix. Before attaining her current position as Portfolio Manager with Seix, Ms. Self worked as a portfolio specialist and then as a performance analyst. Prior to beginning her career in investment management with Seix’s predecessor firm, she worked for Barnett Bank in the Commercial Loans division. Ms. Self joined Seix upon integration in 2014, having joined a predecessor firm in 1992. Ms. Self has over 30 years of experience focused on investment grade fixed income strategies.

Phillip H. Hooks, CFA, has served on the Fund’s portfolio management team since March 2024. He is a Portfolio Manager and Research Analyst for Seix’s tax-exempt portfolios and provides analysis for all the Investment Grade Tax-Exempt Bond Funds. Mr. Hooks joined Seix Investment Advisors’ predecessor firm in 2009 as a research analyst. He has worked in investment management since 2005.

Other Accounts Managed by the Fund’s Portfolio Managers

The following table provides information as of April 30, 2024 regarding the other accounts besides the Fund that are managed by the portfolio managers of the Fund. As noted in the table, portfolio managers of the Fund may also manage or be members of management teams for other mutual funds within the same fund complex or other similar accounts. For purposes of this disclosure, the term “fund complex” includes the Fund and all other investment companies advised by affiliates of Virtus, the Adviser’s ultimate parent company. As of April 30, 2024, the Fund’s portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

	Registered Investment Companies (1)		Other Pooled Investment Vehicles (2)		Other Accounts (3)
Name of Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Phillip H. Hooks	4	$305.0	—	—	13	$891.0
Dusty L. Self	4	$305.0	—	—	13	$891.0

(1)

Registered Investment Companies include all open and closed-end mutual funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed- end investment companies.

(2)

Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940, such as private placements and hedge funds.

(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year.

Compensation of the Fund’s Portfolio Managers

The following is a description of the compensation structure, as of April 30, 2024, of the Fund’s portfolio managers.

Portfolio manager compensation generally consists of base salary, bonus, and various employee benefits and may also include long-term stock awards, deferred cash, retention bonuses, and/or incentive guarantees. These components are tailored in an effort to retain high quality investment professionals and to align compensation with performance.

A portfolio manager’s base salary is determined by the individual’s experience, responsibilities within the firm, performance in the role, and market rate for the position.

Each portfolio manager’s bonus incorporates an evaluation of the Fund’s investment performance as well as other factors, including subjective factors. Investment performance may be evaluated directly against a peer group and/or benchmark, or indirectly by measuring overall business unit financial performance over a period of time. Where applicable, investment performance is determined by comparing a Fund’s pre-tax total return to the returns of the Fund’s peer group and/or benchmark over multi-year periods. Where portfolio managers are responsible for multiple Funds or other managed accounts, each product is weighted based on its size and relative strategic importance to the Adviser and/or Sub-adviser. Other factors that may be considered in the calculation or payout of incentive bonuses include adherence to compliance policies, risk management practices, sales/marketing, leadership, communications, corporate citizenship, and overall contribution to the firm. Bonuses are typically paid annually.

Retention bonuses and/or incentive guarantees for a fixed period may also be used when the Adviser and/or Sub-adviser deem it necessary to recruit or retain the employee.

All full-time employees of Seix, including the Funds’ portfolio managers, are provided a benefits package on substantially similar terms. The percentage of each individual’s compensation provided by these benefits is dependent upon length of employment, salary level, and several other factors.

Other Benefits: Portfolio managers are eligible to participate in a 401(k) plan, health insurance, and other benefits offered generally to the firm’s employees that could include granting of restricted stock units in Virtus stock.

Equity Ownership of Portfolio Managers

The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of April 30, 2024, by each of the portfolio managers identified above.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Phillip H. Hooks	None
Dusty L. Self	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated January 24, 2024) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)  There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the most recent fiscal period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(2)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DTF TAX-FREE INCOME 2028 TERM FUND INC.

By (Signature and Title)	/S/ DAVID D. GRUMHAUS, JR.

David D. Grumhaus, Jr.
President and Chief Executive Officer
(Principal Executive Officer)
Date	June 21, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ DAVID D. GRUMHAUS, JR.

David D. Grumhaus, Jr.
President and Chief Executive Officer
(Principal Executive Officer)
Date	June 21, 2024

By (Signature and Title)	/S/ ALAN M. MEDER

Alan M. Meder
Treasurer and Assistant Secretary
(Principal Financial and Accounting Officer)
Date	June 21, 2024